SECURITIES AND EXCHANGE COMMISSION
                            Washington D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): April 6, 2000

                        FOUNTAIN COLONY VENTURES, INC.
            (Exact name of registrant as specified in its charter)


Colorado                    33-27230                   95-4723110
(State of                  (Commission              (I.R.S. Employer
Incorporation)             File Number)             Identification No.)


         27 Hyakunin-cho, Higashi-ku, Nagoya, Aichi Prefecture, Japan
                   (Address of principal executive offices)


                              011-81-52-937-8840
             (Registrant's telephone number, including area code)

                1621 Altivo Way, Los Angeles, California 90026
        (Former name or former address, if changed since last report)


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Item 1.   Changes in Control of Registrant.
-----------------------------------------------

On April 6, 2000, Fountain Colony Ventures, Inc., a Colorado corporation ("Fountain Colony"), Green Medical Company, Ltd., a Japanese corporation ("Green Medical") and Mr. Katumori Hayashi consummated a stock for stock exchange (collectively referred to as the "Reorganization") as described below in this report. See "Item 2. -- Acquisition or Disposition of Assets." In connection with the Reorganization, Mr. Katumori Hayashi transferred ownership of one hundred percent of all the issued and outstanding shares of capital stock of Green Medical to Fountain Colony in exchange for being issued 21,420,000 shares of the common stock, $0.001 par value, of Fountain Colony. Mr. Hayashi then transferred ownership of 2,142,000 of the shares of Fountain Colony common stock to Top Dog, LLC, a Nevada limited liability company. As a result, Mr. Katumori Hayashi now owns 19,278,000 shares, or approximately 74.04%, of the issued and outstanding shares of Fountain Colony common stock. Top Dog, LLC now owns 2,142,000 shares, or approximately 8.23%, of the issued and outstanding shares of Fountain Colony common stock.

The Agreement and Plan of Reorganization, as amended, provides that in the event Fountain Colony fails to meet the financial requirements for an initial listing as a NASDAQ SmallCap company on or before June 30, 2000, that 5,000,000 shares issued to Katumori Hayashi in connection with the Reorganization are to be returned to Fountain Colony to be canceled or held as treasury shares, without payment of any further consideration.

The following table sets forth certain information with respect to the beneficial ownership of Fountain Colony Common Stock, by: (a) each person known by Fountain Colony to beneficially own more than 5% of the Fountain Colony common stock, (b) each director of Fountain Colony, (c) all directors and executive officers of Fountain Colony, as a group, as of April 6, 2000:

                                     AMOUNT AND NATURE   PERCENTAGE OF
                                     OF BENEFICIAL       OUTSTANDING
NAME OF BENEFICIAL OWNER             OWNERSHIP           COMMON STOCK(1)
-------------------------            ------------------  -----------------

Katumori Hayashi                       19,278,000            74.04%
Top Dog, LLC                            2,142,000             8.23%
Patrick C. Brooks                       1,386,000             5.32%
Satomi Hayashi                                  0             0%
Masahiko Takeda                                 0             0%

All Executive Officers
and Directors of Fountain
Colony as a group, 3 persons           19,278,000            74.04%

                                      2

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As part of the Reorganization, Patrick C. Brooks resigned as the sole director and officer of Fountain Colony, and the management of Green Medical was appointed as the new management of Fountain Colony. Katumori Hayashi, Satomi Hayashi and Masahiko Takeda are the new directors of Fountain Colony.
Katumori Hayashi is the chairman of the board of directors, president and chief executive officer of Fountain Colony. Satomi Hayashi is the secretary of Green Medical. Masahiko Takeda is the treasurer of Fountain Colony.
Satomi Hayashi is the wife of Katumori Hayashi.

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

On April 6, 2000, Fountain Colony, Green Medical, and Mr. Katumori Hayashi consummated the Reorganization. In connection with the Reorganization, Mr. Katumori Hayashi transferred ownership of one hundred percent of all the issued and outstanding shares of capital stock of Green Medical to Fountain Colony in exchange for being issued 21,420,000 shares of the common stock, $0.001 par value, of Fountain Colony. Mr. Hayashi then transferred ownership of 2,142,000 of the shares of Fountain Colony common stock to Top Dog, LLC, a Nevada limited liability company.

The Agreement and Plan of Reorganization, as amended, provides that in the event Fountain Colony fails to meet the financial requirements for an initial listing as a NASDAQ SmallCap company on or before June 30, 2000, that 5,000,000 shares issued to Katumori Hayashi in connection with the Reorganization are to be returned to Fountain Colony to be canceled or held as treasury shares, without payment of any further consideration.

The terms of the Reorganization were negotiated on an arm's length basis through Green Medical, Mr. Hayashi and their representatives, and by Fountain Colony's former president, Patrick C. Brooks.

Green Medical owns and operates 25 pharmacies in Japan, most of which are located in or near Nagoya, Japan. Two pharmacies are located in Tokyo, Japan. Fountain Colony intends to continue to operate the 25 pharmacies in Japan through its wholly-owned subsidiary, Green Medical.

Item 4.   Changes in Registrant's Certifying Accountant.
--------------------------------------------------------

Effective April 11, 2000, Fountain Colony dismissed Gerald R. Perlstein as the independent accountant previously engaged by Fountain Colony to audit the financial statements of Fountain Colony.

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Gerald R. Perlstein previously audited the balance sheet of Fountain Colony as of September 30, 1999, and the related statements of operations, stockholders' equity, and cash flows for the year ended September 30, 1999. Gerald R. Perlstein has not issued an adverse opinion or a disclaimer of opinion, nor has any report during the past year been qualified or modified as to uncertainty, audit scope, or accounting principles.

During Fountain Colony's most recent fiscal year, and any subsequent interim period preceding the dismissal of Gerald R. Perlstein, there were no disagreements with Gerald R. Perlstein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During Fountain Colony's most recent fiscal year and any subsequent interim period preceding this change in certified accountants,

          (A) Gerald R. Perlstein did not advise Fountain Colony that the internal controls necessary for Fountain Colony to develop reliable financial statements do not exist;

          (B) Gerald R. Perlstein did not advise Fountain Colony that information had come to the accountant's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

          (C) Gerald R. Perlstein did not advise Fountain Colony of the need to expand significantly the scope of its audit, or that information had come to the accountant's attention during said time period that if further investigated, may: (i) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with Fountain Colony's financial statements; or

          (D) Gerald R. Perlstein did not advise Fountain Colony that information had come to the accountant's attention that it had concluded materially impacted the fairness or reliability of either (i) a previously issued audit

                                      4
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report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements).

The decision to change accountants was recommended and approved by Fountain Colony's board of directors, who decided to use Green Medical's existing auditors as the new auditing firm for Fountain Colony.

On April 11, 2000, Fountain Colony engaged Jones, Jensen & Company, LLC as the new independent accountant engaged as the principal accountant to audit Fountain Colony's financial statements. During Fountain Colony's two most recent fiscal years, and any subsequent interim period prior to engaging Jones, Jensen & Company, LLC, neither Fountain Colony nor someone on its behalf consulted Jones, Jensen & Company, LLC regarding (i) either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Fountain Colony's financial statements; or (ii) any matter which was either the subject of a disagreement (there were no disagreements as stated above) or a reportable event (as described in Item 304(a)(1)(V) of Regulation S-K).

Item 7.   Financial Statements and Exhibits.
-------------------------------------------

(a) Financial statements of businesses acquired - To be filed by amendment to this report.

(b) Pro forma financial information - To be filed by amendment to this report.

(c)     Exhibits

Exhibit No.     Exhibit Description
----------      --------------------

2.1 Agreement and Plan of Reorganization dated January 19, 2000, by and among Fountain Colony, Green Medical and Katumori Hayashi.

2.2 Amendment to Agreement and Plan of Reorganization dated January 27, 2000, by and among Fountain Colony, Green Medical and Katumori Hayashi.

                                      5
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2.3     Second Amendment to Agreement and Plan of Reorganization dated March
        23, 2000, by and among Fountain Colony, Green Medical and Katumori Hayashi.

16.1    Letter regarding resignation of certifying accountant.

                                      6
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FOUNTAIN COLONY VENTURES, INC.
                                      (Registrant)


Date: April 11, 2000                  By: /s/ Katumori Hayashi
                                          --------------------------
                                          Katumori Hayashi
                                          President, Chief Executive Officer
                                          and Chairman of Board of Directors


                                      7
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                                EXHIBIT INDEX

Exhibit                                                       Page
No.     Exhibit Description                                    No.
        -------------------                                   -----

2.1     Agreement and Plan of Reorganization                   9
        dated January 19, 2000, by and among
        Fountain Colony, Green Medical and
        Katumori Hayashi.

2.2     Amendment to Agreement and Plan of                     29
        Reorganization dated January 27,
        2000, by and among Fountain Colony,
        Green Medical and Katumori Hayashi.

2.3     Second Amendment to Agreement and                      33
        Plan of Reorganization dated March
        23, 2000, by and among Fountain
        Colony, Green Medical and Katumori
        Hayashi.

16.1    Letter regarding resignation of                        38
        certifying accountant.


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